Exhibit 99.2
Digital Realty the trusted foundation | powering your digital ambitions 2Q22 FINANCIAL RESULTSJuly 2022Global. Connected. Sustainable.

Navigating the FutureSustainable Growth for Customers, Shareholders and Employees Selling GLOBALLY… Supporting LOCALLY EMEAAPAC AMERICASGLOBAL CONNECTED SUSTAINABLE DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022| 2

Launching ServiceFabric™CONNECTMulti-Cloud Connectivity and Beyond| 3 Multi-Cloud Connectivity Redundant Cloud ConnectivityInter-metro/ Inter-region Connectivity Connectivity to ecosystems in 3rd party facilities Disaster Recovery Set-upService-chain Multiple Services ServiceFabric™CONNECTDIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022One port to many CSPsConnectivity to redundant cloud availability zonesConnect to B2B partners or your own deployments globallyConnect to any of the partner-enabled data centersConnect your data center deployments/ provide redundant connect to your carrier circuitsUtilize gateway to combine multiple virtual services or exchange data directly between CSPs

Note: As of June30, 2022.GlobalPlatform Expanding Global PlatformSupporting Customer Growth 4,000+Customers185,000+Cross-Connects50+Metro Areas Athens | 4DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 Sao Paulo Seoul Tel Aviv Tokyo

Sustainability Focus and PerformanceDelivering Sustainable Growth for All Stakeholders Demonstrated seniorleadership and employee commitment to Diversity, Equity & Inclusion; established five employee resource groups; signed CEO Action Pledge for Diversity; co-chair ofNareit’sdiversity initiativeAmended corporate governance guidelines to clarify that director candidate pools must include candidates with diversity of race, ethnicity and gender Published EEO-1 report, providing transparency on the racial and gender composition of the U.S. workforceFunded philanthropic organizations to support Ukrainian refugees, those displaced within Ukraine, and the growing humanitarian crisis(1) Percent ofUS Owned and ManagedPortfolio by kW. 1 GW-ITCertified under sustainable building standardsSustainableBuildingsRenewable EnergyEnergy Conservation910MWNameplate Capacity of Contracted New Renewables992GWhEstimated Annual Energy Savings Among Energy Star Properties67%of US Portfolio has ENERGY STARCertification(1)Published fourth annual ESG Report Instituted minimum stock ownership requirements for directors and managementEstablished proxy access for shareholders and provided shareholders the ability to propose amendments to the bylawsEnhanced Board diversity with the addition of three new Directors2015201920182021ESG oversight falls under theNominating & Corporate GovernanceCommittee;Signatory to theUN Global Compact2020Appointed Mary Hogan Preusseas Chairman of the Board, which aligns with Digital Realty’s commitment to strong governance and refreshes Board leadership to balance fresh thinking with experience and continuity2022 | 5DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 2021 ESG Report GOVERNANCESOCIALENVIRONMENTAL

Financial Results | 6DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022

Digital Transformation Driving Steady DemandGlobal Full-Product Spectrum Provides Broadest SolutionsNote: Darker shading represents interconnection bookings. Second-quarter bookings are highlighted in lighter blue. Totals maynot add up due to rounding.1)Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.2Q22BOOKINGS 0-1 MW$35.4 mm> 1 MW$64.7 mmOTHER (1)$1.8 mmINTERCONNECTION$11.5 mmTOTAL BOOKINGS$113.4 mm HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT$ in millions 201120122013201420152016201720182019202020212022 | 7DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 $0$50$100$150 Space & PowerInterconnection

$47 milliontotal 2Q bookings from0-1 MW + Interconnection53%of 0-1 MW + Interconnection bookings were outside the Americas Connected Data CommunitiesAttracting New Logos108new logosNote: For quarter ended June 30, 2022. | 8DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 Game Developer Financial Services IT Service Provider Life Sciences

Top-Line Step FunctionRecord Commencements with Healthy Remaining BacklogNote: Totals may not add up due to rounding.1)Amounts shown represent GAAP annualized base rent from leases signed.2)Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture BacklogBACKLOG ROLL-FORWARD (1)$ in millionsCOMMENCEMENT TIMING (2)$ in millions | 9DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 $396M$90M$136M$350M$40M$13M$11M$43M1Q22 BacklogSignedCommenced2Q22 Backlog $160M$120M$70M$350M$20M$21M$43M20222023>20232Q22 Backlog

Improving Pricing EnvironmentPositive Re-Leasing Spreads Across Product Types and Regions 0-1 MW> 1 MWOTHER (1)TOTALSigned renewal leases representing $139 millionof annualized GAAP rental revenueSigned renewal leases representing $24 millionof annualized GAAP rental revenueSigned renewal leases representing $9 millionof annualized GAAP rental revenueSigned renewal leases representing $173 millionof annualized GAAP rental revenueRENTAL RATE CHANGE3.0%CASH3.5%GAAP RENTAL RATE CHANGE1.1%CASH8.7%GAAP RENTAL RATE CHANGE17.0%CASH28.2%GAAP RENTAL RATE CHANGE3.4%CASH5.3%GAAP 2Q22 RE-LEASING SPREADSNote: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. 1)Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.| 10DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022

Economic Risk Mitigation StrategiesLocal Market Operating, Financing, and DevelopmentSource: FactSet. Note: Totals may not add up due to rounding.1)As of June 30, 2022. Includes Digital Realty’s share of revenue from unconsolidated joint ventures.2)Core FFO is a non-GAAP financial measure. For a definition of Core FFO and a reconciliation to its nearest GAAP equivalent, seethe Appendix. 3)Based on average exchange rates for the quarter ended June 30, 2022 compared to average exchange rates for the quarter ended June 30, 2021. 11.7%INCREASE13.0%INCREASE U.S. DOLLAR INDEXEXPOSURE BY REVENUE (1)CORE FFO/SHARE EXPOSURE (2) EXCHANGE RATES (3)U.S. DOLLAR /BRITISH POUNDU.S. DOLLAR /EURO 2022 $6.80 / Sh0.90%SOFR+/-100 bps< 0.1%GBP+/-10%2.0%EUR+/-10%USDCADGBPEUROJPYHKDSGDAUD <1% 6% 22% 2% <1% 7% 1%SEK <1%DKK <1%CHF 1% <1% <1%HRKKES 57% 57% <1% 6% 22% < 1% 7% 2% 1% < 1% < 1% 1% < 1% <1% | 11DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 8590 95100105Apr-21Jul-21Oct-21Jan-22Apr-22 2Q212Q22Jul-22

Constant-Currency AnalysisDouble-Digit Top-Line GrowthNote: Constant-Currency, same-capital (stabilized) cash NOI and Core FFO are non-GAAP financial measures. For a description ofthese measures, see the Appendix. 1)The dashed portion of the chart reflects year-over-year revenue growth and constant-currency revenue growth, pro forma for the sale of $1.5 billion of assets subsequent to1Q21 including contributions to Digital Core REIT and the sale of 150 South 1st Street.2)Net income for the quarter ended June 30, 2022was $64 million. Net income for the quarter ended June 30, 2021was $125 million. 3)The lighter shaded portion represent guidance ranges for Revenue and Constant-Currency Revenue and Core FFO per share and Constant-Currency Core FFO per share. The midpoints of 2022 Revenue and Constant-Currency Revenue guidance represent 6.1% and 10.30% growth over 2021, respectively. The midpoints of 2022 Core FFO and Constant-CurrencyCore FFO guidance represent 4.1% and 7.2% growth over 2021, respectively. (5.5%)(1.5%) As Reported Constant-Currency 2Q22 / 2Q21 Revenue Growth (1) FY22E / FY21Core FFO per ShareGrowth (3) 2Q22 / 2Q21 Stabilized Cash NOI Growth (2)4.1%7.2%FY22E / FY21 Revenue Growth (3)6.1%10.0% 6.9%11.6%4.2%8.8%| 12DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022

2022 Quarterly CadenceBacklog Supportive Though OPEX Timing and FX WeighNote: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix. 2022E CORE FFO PER SHARE 1Q222Q22NOIOPEX, Interest,FX3Q224Q22 | 13DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022Growthand Teraco

Committed to Conservative Capital StructureMaximizing Menu Options, Minimizing Cost1)Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including JV share of cash), divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA), multiplied by four.2)Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges (including our pro rata share of unconsolidated jointventure fixed charges).3)Pro forma for the full physical settlement of the September 2021 forward equity sales; assumes proceeds used to pay down credit facility. (0.4x)6.2x 5.8x 2Q22ReportedPro FormaAdjustments2Q22As AdjustedNet Debt to Adjusted EBITDA (1)(3) (3) 12%Floating Rate Debt 6%Floating Rate Debt (3) 0.2x6.0x 6.2x 2Q22ReportedPro FormaAdjustments2Q22As AdjustedFixed Charge Coverage Ratio (2)(3)(3)| 14DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 20226.2x

DEBT MATURITY SCHEDULE AS OF June30, 2022 (1)(2)(U.S. $ in billions)Matching the Duration of Assets and LiabilitiesModest Near-Term Maturities, Well-Laddered Debt Schedule 99%Unsecured UnsecuredSecured FixedFloating EuroUSD GBPOther88%Fixed75%Non-USD 5.8YEARSWeighted Avg. Maturity (1)(2) 2.2%Weighted Avg. Coupon (1)DEBT PROFILE Note: As of June30, 2022. 1) Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. Pro forma for the forwardsale agreements entered intoon September 8, 2021relating to our common stock (assuming full physical settlement). Assumesproceeds used to pay down borrowings under the global unsecured revolving credit facilities.2) Assumes exercise of extension options. ₣₣¥$ ¥$₣| 15DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 $0.6 $0.1 $0.9 $1.2 $2.0 $1.8 $1.4 $1.6 $1.5 $1.6 $1.6 20222023202420252026202720282029203020312032 + Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes - USD Unsecured Senior Notes - GBP Unsecured Senior Notes - EUR Unsecured Senior Notes - CHF Other Unsecured Debt Unsecured Green Senior Notes - CHF Unsecured Green Senior Notes - EUR Unsecured Credit Facilities Pro Forma Payoffs€€ €€ ¥$¥$₣ ₣

Q&A| 16DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022

Consistent Execution on Strategic VisionDelivering Current Results, Seeding Future Growth SUCCESSFUL 2Q22INITIATIVES1.Strengthening Connections with CustomersBooked $113 million of new business and landed 108 new logos 2.Enhancing our Global PlatformAnnounced our entries into Israel and Barcelona3.Exceeding ExpectationsBeat consensus estimates despite stronger FX headwindsand maintained constant currency core FFO guidance4.Enhancing Product MixLaunched ServiceFabric™Connect, enhancing customer connectivity benefits | 17DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022

Appendix| 18DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022

Digital Transformation Driving Steady DemandGlobal Full-Product Spectrum Provides Broadest Solutions HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGEANNUALIZED GAAP BASE RENT$ in millions2Q22 TRAILING FOUR-QUARTER AVERAGEBOOKINGS 0-1 MW$38.4 mm> 1 MW$85.4 mmOTHER (1)$2.1 mmINTERCONNECTION$11.5 mmTOTAL BOOKINGS$137.4 mm 201120122013201420152016201720182019202020212022Note: Darker shading represents interconnection bookings. Second-quarter bookings are highlighted in lighter blue. Totals maynot add up due to rounding.1)Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.| 19DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022 $0$50$100$150 Space & PowerInterconnection

AppendixManagement Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper -2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excludingreal estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from useormarket conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materiallyimpact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, ourFFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.Core Funds from Operations (Core FFO) :We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items thatdo not reflect core revenue or expense streams, it provides a performance measure that, when comparedyear overyear, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i)termination fees and other non-core revenues adjustments, (ii)transaction and integration expenses, (iii)loss from early extinguishment of debt, (iv) gain on /issuance costs associated with redeemed preferred stock, (v)severance, equity acceleration, and legal expenses, (vi)gain/loss on FX revaluation, and (vii)other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.EBITDA and Adjusted EBITDA :We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation& amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends,including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation& amortization, unconsolidatedjoint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and AdjustedEBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilitiesexpense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above-and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differentlythan we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Constant-Currency Core Funds from Operations:We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations.| 20DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022

AppendixForward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; expected physical settlement of the forward sale agreements and use of proceeds from any such settlements; our expected investment and expansion activity; our jointventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2022 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations,lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expectedtime and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; on our or our customers’, suppliers’ or business partners’ operations during a pandemic, such as COVID-19; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our inabilitytosuccessfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions;our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules andregulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2021, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible formanagement to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGxand Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United Statesand/or other countries. All other names, trademarks and service marks are the property of their respective owners.DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022| 21

Reconciliation of Non-GAAP ItemsTo Their Closest GAAP Equivalent DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022| 22 Digital Realty Trust, Inc. and SubsidiariesReconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)(in thousands, except per share and unit data)(unaudited)Three Months EndedJune 30, 2022June 30, 2021 Net income available to common stockholders $ 53,247 $ 127,369 Adjustments: Noncontrolling interests in operating partnership1,500 3,200 Real estate related depreciation and amortization (1)369,327 363,640 Real estate related depreciation and amortization related to investment in unconsolidated joint ventures29,022 20,983 (Gain) on real estate transactions(1,144)(499)Impairment of investments in real estate-- FFO available to common stockholders and unitholders $ 451,952 $ 514,693 Basic FFO per share and unit $ 1.56 $ 1.78 Diluted FFO per share and unit $ 1.55 $ 1.78 Weighted average common stock and units outstanding Basic290,528 288,843 Diluted290,944 289,485 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement376,967 368,981 Non-real estate depreciation(7,640)(5,341)$ 369,327 $ 363,640 Three Months EndedJune 30, 2022June 30, 2021 FFO available to common stockholders and unitholders --basic and diluted $ 451,952 $ 514,693 Weighted average common stock and units outstanding 290,528 288,843 Add: Effect of dilutive securities 416 642 Weighted average common stock and units outstanding --diluted 290,944 289,485 Three Months EndedJune 30,2022June 30, 2022 Total Operating Revenues 1,139,321 1,093,189 less: Proforma disposition adjustment - (27,508) plus: onsn uen usmen ol pein eenues s use

Reconciliation of Non-GAAP ItemsTo Their Closest GAAP Equivalent DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022| 23 Digital Realty Trust, Inc. and SubsidiariesReconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)(in thousands, except per share and unit data)(unaudited)Three Months EndedJune 30, 2022June 30, 2021FFO available to common stockholders and unitholders --diluted$ 451,952 $ 514,693 Other non-core revenue adjustments456 (11,122)Transaction and integration expenses13,586 7,075 Loss from early extinguishment of debt--Gain on redemption of preferred stock-(18,000)(Gain) / Loss on FX revaluation29,539 (51,649)Severance accrual and equity acceleration3,786 2,536 Other non-core expense adjustments70 2,298 CFFO available to common stockholders and unitholders --diluted$ 499,388 $ 445,831 Diluted CFFO per share and unit$ 1.72 $ 1.54

Reconciliation of Non-GAAP ItemsTo Their Closest GAAP Equivalent DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022| 24 Digital Realty Trust, Inc. and SubsidiariesReconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA(in thousands)(unaudited)Three Months EndedJune 30, 2022June 30, 2021Net income available to common stockholders$ 53,247 $ 127,369 Interest69,023 75,014 Loss from early extinguishment of debt--Income tax expense (benefit)16,406 47,582 Depreciation and amortization376,967 368,981 EBITDA515,643 618,946 Unconsolidated JV real estate related depreciation & amortization29,022 20,983 Unconsolidated JV interest expense and tax expense6,708 15,523 Severance accrual and equity acceleration3,786 2,536 Transaction and integration expenses13,586 7,075 (Gain) / loss on sale of investments-(499)Impairment of investments in real estate--Other non-core adjustments, net31,633 (60,308)Noncontrolling interests436 4,544 Preferred stock dividends, including undeclared dividends10,181 11,885 (Gain) on redemption of preferred stock-(18,000)Adjusted EBITDA$ 610,994 $ 602,685

Reconciliation of Non-GAAP ItemsTo Their Closest GAAP Equivalent DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022| 25 Digital Realty Trust, Inc. and SubsidiariesReconciliation of Same Capital Cash Net Operating Income(in thousands)(unaudited)Three Months EndedJune 30, 2022June 30, 2021 Rental revenues $ 581,213 $ 618,895 Tenant reimbursements -Utilities 155,853 142,485 Tenant reimbursements -Other 45,766 47,193 Interconnection and other 80,355 79,087 Total Revenue863,188 887,660 Utilities 171,602 154,030 Rental property operating 146,023 158,220 Property taxes 37,440 34,753 Insurance 3,428 3,939 Total Expenses358,492 350,942 Net Operating Income $ 504,696 $ 536,718 Less: Stabilized straight -line rent $ (6,401)$ (2,782) Above and below market rent 791 (630)Cash Net Operating Income$ 510,305 $ 540,131

Reconciliation of Non-GAAP ItemsTo Their Closest GAAP Equivalent Note: For quarter ended June 30, 2022.DIGITAL REALTY | 2Q22 FINANCIAL RESULTS | JULY 28, 2022| 26 Total Debt/Total Enterprise Value QE 6/30/22Market value of common equity(i)$ 37,784,866 Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees) Liquidation value of preferred equity(ii)755,000 Total GAAP interest expense (including unconsolidated JV interest expense)78,138 Total debt at balance sheet carrying value14,294,307 Add: Capitalized interest14,131 Total Enterprise Value $ 52,834,174 GAAP interest expense plus capitalized interest92,269 Total debt / total enterprise value27.1%Debt-plus-preferred-to-total-enterprise-value28.5%Debt Service Ratio 6.6x(i) Market Value of Common Equity Common shares outstanding 284,734 Common units outstanding 6,299 QE 6/30/22Total Shares and Partnership Units291,033 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Stock price as of June 30, 2022$ 129.83 Market value of common equity$ 37,784,866 GAAP interest expense plus capitalized interest92,269 Preferred dividends10,181 (ii) Liquidation value of preferred equity ($25.00 per share) Total fixed charges102,450 Shares O/SLiquidation ValueSeries J Preferred8,000 200,000 Fixed charge ratio6.0xSeries K Preferred8,400 210,000 Series L Preferred13,800 345,000 755,000 (iv)QE 6/30/22Unsecured Debt/Total Debt Net Debt/LQA Adjusted EBITDA QE 6/30/22Global unsecured revolving credit facility1,440,040 Total debt at balance sheet carrying value$ 14,294,307 Unsecured senior notes, net of discount12,695,568 Add: DLR share of unconsolidated joint venture debt788,838 Secured debt, including premiums158,699 Add: Capital lease obligations, net307,413 Capital lease obligations, net307,413 Less: Unrestricted cash(286,240)Total debt at balance sheet carrying value14,601,721 Net Debt as of June 30, 2022$ 15,104,319 Unsecured Debt / Total Debt98.9%Net Debt / LQA Adjusted EBITDA(iii)6.2x(iii) Adjusted EBITDA Net Debt Plus Preferred/LQA Adjusted EBITDA QE 6/30/22 Net loss available to common stockholders$ 57,245 Total debt at balance sheet carrying value14,294,307 Interest expense69,023 Less: Unrestricted cash(286,240)Taxes12,406 Capital lease obligations, net307,413 Depreciation and amortization376,967 DLR share of unconsolidated joint venture debt788,838 EBITDA515,642 Net Debt as of June 30, 202215,104,319 Preferred Liquidation Value (iv)755,000 Unconsolidated JV real estate related depreciation & amortization29,023 Net Debt plus preferred15,859,319 Unconsolidated JV interest expense and tax expense6,708 Severance accrual and equity acceleration and legal expenses3,786 Net Debt Plus Preferred/LQA Adjusted EBITDA(iii)6.5xTransaction and integration expenses13,586 Other non-core adjustments, net31,633 Noncontrolling interests436 Preferred stock dividends, including undeclared dividends10,181 Adjusted EBITDA$ 610,994 LQA Adjusted EBITDA (Adjusted EBITDA x 4)$ 2,443,976